UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 29, 2005

                                  TECHALT, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-27867
                            (Commission File Number)

                                   87-0533626
                        (IRS Employer Identification No.)

                         3311 N. Kennicott Ave., Suite A
                           Arlington Heights, IL 60004
               (Address of principal executive offices)(Zip Code)

                                 (847) 870-2601
                 Company's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

      Item 1.01 Entry into a Material Definitive Agreement

On March 29, 2005, the Board of Directors of TechAlt, Inc. ("TechAlt" or the "Company") approved the 2005 Stock Option Plan (the "Plan") and the forms of Non-Qualified Stock Option Agreement ("NQA") and Incentive Stock Option Agreement ("ISOA") to provide additional incentives to key employees, officers, directors and independent contractors of TechAlt and any Parent or Subsidiary it may at any time have, thereby helping to attract and retain the best available personnel for positions of responsibility with those entities and otherwise promoting the success of the business activities of such entities. The Plan is administered by the Board directly, acting as a Committee of the whole, or if the Board elects, by a separate Committee appointed by the Board for that purpose and consisting of at least two Board members, all of whom shall be Non-Employee Directors.

It is intended that options issued under the Plan constitute either incentive stock options or nonqualified stock options. The maximum number of shares that may be optioned and sold under the Plan is the greater of (i) five million (5,000,000) shares of Common Stock of the Company, subject to adjustment, or
(ii) twenty percent of the total number of shares of Common Stock that would be outstanding if each class of the Company's stock (including each class of preferred stock) were converted into shares of Common Stock.

Subject to all provisions and limitations of the Plan, the Committee has the authority and discretion to: (1) Determine the persons to whom Options are to be granted, the times of grant, the number of shares to be represented by each Option, and the vesting schedule of the Options; (2) Interpret the Plan (but only to the extent not contrary to the express provisions of the Plan); (3) Authorize any person or persons to execute and deliver Stock Option Agreements or to take any other actions deemed by the Committee to be necessary or appropriate to effectuate the grant of Options by the Committee; and (4) Make all other determinations and take all other actions that the Committee deems necessary or appropriate to administer the Plan in accordance with its terms and conditions.

The adoption of the Plan is subject to ratification by the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at a duly convened meeting of the shareholders of the Company, which ratification shall occur within twelve (12) months before or after the date of adoption of the Plan by the Board.

On March 29, 2005, TechAlt entered into a one (1) year Business Development Agreement (the "Excipio Agreement") with Excipio Group, S.A. ("Excipio"), pursuant to which on behalf of the Company Excipio shall perform certain networking services as they relate to key customers and partners of TechAlt, identify partnership opportunities, develop comprehensive market plans, lead the sales and business development activities of the Company and coordinate the implementation of the Company's marketing support infrastructure (the "Services"). In addition to the Excipio Securities (defined in Section 3.2 below), during the term of the Excipio Agreement, as consideration for providing the Services, Excipio, or its assignee/designee, shall receive a fee equal to
(i) ten percent of the cash consideration received by TechAlt pursuant to any future financing, and (ii) a fee equal to ten percent of the debt and/or equity consideration issued by TechAlt pursuant to any such future financing.

Section 3 - Securities and Trading Markets

      Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the "safe harbor" private offering exemption provided by Rule 506 of Regulation D under Section 4(2) and of the Securities Act of 1933 (the "Exemption"), in March 2005, in exchange for Sunrise Financial Group, Inc. ("SFG") agreeing to provide services pursuant to that certain Public Relations Retainer Agreement (the "PR Agreement"), SFG earned 240,000 shares of common stock. SFG has directed the Company to issue the common stock as follows (the "Retainer Stock"):


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

--------------------------------------------------------------------------------
              Name                                            Common Stock
--------------------------------------------------------------------------------
Nathan Low                                                       70,000
--------------------------------------------------------------------------------
Derek Caldwell                                                   10,000
--------------------------------------------------------------------------------
Bartholomew International Investments, LLC                      100,000
--------------------------------------------------------------------------------
American Friends of Shalva                                       40,000
--------------------------------------------------------------------------------
Dov Weiner                                                       20,000
--------------------------------------------------------------------------------

Pursuant to the PR Agreement, TechAlt also agreed to grant SFG or its designees options to purchase (i) 500,000 shares of the common stock of the Company, exercisable for $.50 per share, and (ii) 500,000 shares of the common stock of the Company, exercisable for $1.00 per share (the "Options"). The Options shall be exercisable upon the earlier of either (a) the Company's shareholder equity exceeding $10 million, or (ii) four (4) years from the date of issuance.

For purposes of the Exemption, the Company relied upon (i) certain representations and warranties of the above individuals made pursuant to the agreements executed in connection with the Retainer Stock that they are Accredited Investors and (ii) its own independent investigation to confirm that they are indeed Accredited Investors. The above individuals' shares are being registered by the Company.

Pursuant to the Exemption, in March 2005, the Company issued 100,000 shares of common stock and a warrant to purchase 570,000 shares of common stock, exercise price of $1.00 per share, to Excipio pursuant to the Excipio Agreement (the "Excipio Securities").

For purposes of the Exemption, the Company relied upon (i) certain representations and warranties of Excipio that Excipio is an Accredited Investor and (ii) its own independent investigation to confirm that Excipio is an Accredited Investor. The 100,000 shares of common stock are being registered by the Company.

Section 9 - Financial Statements and Exhibits

      Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

4.1      Form of Non-Qualified Stock Option Agreement
4.2      Form of Incentive Stock Option Agreement
4.3      Form of Excipio Group, S.A. Warrant
10.1     2005 Stock Option Plan
10.2     Public Relations Retainer Agreement with Sunrise Financial Group, Inc.
10.3     Business Development Agreement with Excipio Group, S.A.


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

                                  EXHIBIT INDEX

-----------------------------------------------------------------------------------------------------------
 Exhibit No.                              Description                                     Location
-----------------------------------------------------------------------------------------------------------
     4.1      Form of Non-Qualified Stock Option Agreement                        Attached
-----------------------------------------------------------------------------------------------------------
     4.2      Form of Incentive Stock Option Agreement                            Attached
-----------------------------------------------------------------------------------------------------------
     4.3      Form of Excipio Group, S.A. Warrant                                 Attached
-----------------------------------------------------------------------------------------------------------
    10.1      2005 Stock Option Plan                                              Attached
-----------------------------------------------------------------------------------------------------------
    10.2      Public Relations Retainer Agreement with                            Incorporated by
              Sunrise Financial Group, Inc.                                       reference to Exhibit
                                                                                  10.4 of the Company's
                                                                                  Form SB-2 Registration
                                                                                  Statement filed
                                                                                  November 15, 2004
-----------------------------------------------------------------------------------------------------------
    10.3      Business Development Agreement with Excipio Group, S.A.             Attached
-----------------------------------------------------------------------------------------------------------


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TECHALT, INC.
                                         (Company)

                                       /s/ David M. Otto
                                       -----------------------------------------
                                       By: David M. Otto
                                       Its: Secretary

                                       Date: April 4, 2005

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